UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/18/2005

STAKTEK HOLDINGS, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-110806

DE	56-2354935
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

8900 Shoal Creek Boulevard, Suite 125, Austin, TX 78757
(Address of Principal Executive Offices, Including Zip Code)

512-454-9531
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On July 18, 2005, Staktek Holdings, Inc. announced the renewal and expansion of the license agreement it entered into with Samsung Electronics Co., Ltd. in July of 2000 for stacking packaged DRAMs using Staktek's stacking technology.

Under the terms of the expanded agreement, Samsung will be able to use Staktek's leaded package stacking technology for any Samsung leaded device, such as DRAMs, SRAMs and Flash memory, until 2010.

Staktek management will discuss this agreement during its second quarter financial earnings conference call scheduled for August 10, 2005, at 9 am (Eastern time).

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

STAKTEK HOLDINGS, INC

Date: July 18, 2005.	By:	/s/ Stephanie Lucie
Stephanie Lucie
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 18, 2005